STRATEGIC INVESTOR
A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
Security Life of Denver Insurance Company
and its
Security Life Separate Account L1

Supplement dated October 1, 2003

This supplement amends certain information contained in the prospectus dated May 1, 2003, as amended on June 27, 2003, and August 21, 2003. Please read it carefully and keep it with your prospectus for future reference.

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The first paragraph of "The Fixed Account" section on page 12 is hereby deleted and replaced with the following:

You may allocate all or a part of your net premium and transfer your net policy value into the fixed account. We declare the interest rate that applies to all amounts in the fixed account. Although the interest rate will change over time, the interest rate will never be less than 3.00%. Additionally, for policies issued on or after October 3, 2003 (or for policies issued in California or New Jersey, the date the interest rate guarantee endorsement is approved in that state), we guarantee that the interest rate will not change more frequently than every policy anniversary. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the fixed account on a daily basis. We pay interest regardless of the actual investment performance of our general account. We bear all of the investment risk for the fixed account.

The only paragraph of the "Policy Availability and Qualified Plans" section on page 45 is hereby deleted and replaced with the following:

Policy owners may use the policy with various arrangements, including:

  Qualified plans (only for policies issued on or after the later of October 3, 2003, or the date the interest rate guarantee endorsement is approved in your state);
  Non-qualified deferred compensation or salary continuance plans;
  Split dollar insurance plans;
  Executive bonus plans;
  Retiree medical benefit plans; and
  Other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use your policy with any of these various arrangements, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

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